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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 13, 2003

       IndyMac MBS, Inc., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2003, providing for the issuance of the IndyMac MBS, Inc., Residential Asset Securitization Trust 2003-A3, Mortgage Pass-Through Certificates, Series 2003-C).

                               INDYMAC MBS, INC.
                               -----------------
            (Exact name of registrant as specified in its charter)

         Delaware                     333-102888                95-4791925
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)


155 North Lake Avenue
Pasadena, California                                             91101
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(Address of Principal                                          (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (800) 669-2300
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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1)

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IndyMac MBS, Inc.



                                    By: /s/ Victor H. Woodworth
                                       ---------------------------------
                                            Victor H. Woodworth
                                            Vice President

Dated: March 13, 2003

                                 Exhibit Index

Exhibit                                                                   Page
-------                                                                   ----

5.1    Legality Opinion of Sidley Austin Brown & Wood LLP                    5

8.1    Tax Opinion of Sidley Austin Brown & Wood LLP (included in
       Exhibit 5.1)                                                          5

23.1   Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
       5.1 and 8.1)                                                          5